EXHIBIT INDEX

EXHIBIT                       DESCRIPTION                           PAGE NO.

4(a)        Amended Articles of Incorporation (amended            Incorporated
            April 17, 1997) of the Registrant (filed as           herein by
            Exhibit 3 to the Registrant's Quarterly Report        reference
            on Form 10-Q for the quarter ended March 31, 1997 and incorporated herein by reference).

4(b)        Amended Code of Regulations (amended April 21,        Incorporated
            1988) of the Registrant (filed as Exhibit 3 to        herein by
            the Registrant's Annual Report on Form 10-K for       reference
            the year ended December 31, 1997 and incorporated herein by reference).


4(c)        Aeroquip-Vickers, Inc. Non-Employee Directors'        Incorporated
            Stock Award Plan (filed as Appendix B to the          herein by
            definitive Proxy Statement of the Registrant          reference
            filed March 10, 1998 for the Registrant's Annual
            Meeting of Shareholders held April 16, 1998, which
            Appendix B is incorporated herein by reference).

4(d)        Rights Agreement, dated January 26, 1989, by          Incorporated
            and between the Registrant (formerly named            herein by
            TRINOVA Corporation) and First Chicago Trust          reference
            Company of New York (filed as Exhibit 2 to
            Form 8-A filed January 27, 1989 and incorporated herein by reference), as amended by the First
            Amendment to Rights Agreement (filed as Exhibit 5 to Form 8 filed on July 1, 1992 and incorporated herein by reference).

5           Opinion as to the legality of the securities              10
            being registered.

23(a)       Consent of Independent Auditors.                          12

23(b)       The consent of counsel concerning use of the          Incorporated
            legal opinion as an exhibit to this Registration      herein by
            Statement is included in the opinion filed            reference
            herewith as Exhibit 5.

24          Power of Attorney.                                        13



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